UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

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The Managers Funds
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800 Connecticut Avenue

Norwalk, Connecticut 06854

800-835-3879

www.managersinvest.com

Managers Special Equity Fund

INFORMATION STATEMENT

This information statement is being provided to the shareholders of Managers Special Equity Fund (the “Fund”), a series of The Managers Funds, a Massachusetts business trust (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission. This exemptive order permits the Trust’s investment manager to hire new, unaffiliated subadvisors with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Fund on or about December 1, 2008.

I. The Trust and its Management Agreement

The Fund is a series of the Trust. The Trust has entered into an investment management agreement with respect to the Fund with Managers Investment Group LLC (the “Manager”) dated April 1, 1999, as thereafter amended (the “Management Agreement”). Under the terms of the Management Agreement, the Manager selects, subject to review and approval by the Trustees, one or more subadvisors to manage the investment portfolio of the Fund, reviews and monitors the performance of subadvisors on an ongoing basis, and recommends changes in the roster of subadvisors to the Trustees as appropriate. The Manager also allocates the Fund’s assets among the Fund’s subadvisors. The portion of the Fund’s assets managed by a subadvisor may be adjusted from time to time in the sole discretion of the Manager. As compensation for its services, the Manager receives a management fee from the Fund, and the Manager is responsible for payment of all fees payable to the subadvisors of the Fund. The Fund, therefore, pays no fees directly to the subadvisors. The Manager also provides administrative services to the Fund, and receives compensation from the Fund for these services.

The Manager recommends subadvisors for the Fund to the Trustees of the Trust based upon the Manager’s continuing quantitative and qualitative evaluation of the subadvisors’ skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a subadvisor, and the Manager does not expect to recommend frequent changes of subadvisors.

At any given time, each subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that subadvisor. A subadvisor does not provide any services to the Fund under the subadvisory agreement except portfolio investment management and related record-keeping services. A subadvisor or an affiliated broker-dealer may execute portfolio transactions for the Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, and the terms of any exemptive order issued by the Securities and Exchange

Commission. The Trustees have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s subadvisor participates. For underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

II. The New Subadvisory Agreements

At an in-person meeting held on September 11-12, 2008, the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”), approved the termination of each of the subadvisory agreements with respect to the Fund between the Manager and each of Veredus Asset Management LLC (“Veredus”) and Donald Smith & Co., Inc. (“Donald Smith”). The Trust’s Board of Trustees also approved the appointment of Ranger Investment Management, L.P. (“Ranger”) and Federated MDTA LLC (“MDT”) as new subadvisors (each a “Subadvisor,” and collectively the “Subadvisors”) to the Fund effective September 15, 2008 pursuant to separate subadvisory agreements with Ranger and MDT (each a “Subadvisory Agreement” and collectively the “Subadvisory Agreements”). Therefore, Veredus and Donald Smith are no longer subadvisors to the Fund, and the Fund’s portfolio is subadvised by Lord, Abbett, & Co., LLC (“Lord Abbett”), Skyline Asset Management, L.P. (“Skyline”), Smith Asset Management Group, LP (“Smith Group”), Westport Asset Management Inc. (“Westport”), Ranger and MDT, with each subadvisor managing a portion of the Fund’s portfolio using its own methodology to select portfolio investments that are consistent with the Fund’s investment objectives and principal investment strategies. Ranger and MDT each manage their portion of the Fund’s portfolio using a small-cap growth strategy.

The recommendation to add the Subadvisors to the Fund was made by the Manager in the ordinary course of its on-going evaluation of fund characteristics and exposures, subadvisor performance and investment strategy, and extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate’s organizational structure, investment process, style and long-term performance record. The recommendation to hire the Subadvisors to the Fund was based on the Manager’s belief that the Subadvisors are high quality investment advisors with a demonstrated ability to select small capitalization equity securities, to analyze company earnings and to manage the overall risk of a portfolio and would be appropriately suited to manage assets for the Fund. The Manager also believes that the investment strategies to be used by the Subadvisors would complement the investment strategies used by the Fund’s other subadvisors.

Under the Management Agreement, the Fund pays the Manager a fee equal to 0.90% per annum of the average daily net assets of the Fund. From this fee, under the terms and conditions of the Subadvisory Agreements, the Manager pays each Subadvisor 0.50% per annum of the average daily net assets of the portion of the Fund managed by each Subadvisor. Because the fees paid to the Subadvisors under the Subadvisory Agreements are paid by the Manager out of the management fees the Manager receives from the Fund, there is no change in the management fee paid by the Fund as a result of the termination of the subadvisory agreements with Veredus and Donald Smith or the addition of Ranger and MDT as Subadvisors to the Fund.

Each Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. Each Subadvisory Agreement has an initial term ending June 30, 2010, and then continues in effect, unless terminated as described below, for successive one year periods, so long as the continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. Each Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Subadvisory Agreement may be terminated: (i) by the Manager at any time, without payment of a penalty, upon notice to the Subadvisor and the Trust, (ii) with respect to the Fund, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon notice to the Subadvisor, or (iii) by a Subadvisor at any time, without payment of a penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

Each Subadvisory Agreement provides that a Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with the Subadvisory

Agreement, except by reason of a Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of a Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement. The MDT Subadvisory Agreement also provides that MDT will not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Fund Account (those assets of the Fund which the Manager determines to allocate to the Subadvisor), subject to the same exceptions noted above.

The forms of Subadvisory Agreement for Ranger and MDT are attached hereto as Exhibits A and B, respectively.

A. Information about Ranger

The following is a description of Ranger, which is based solely on information provided by Ranger. Ranger is not affiliated with the Manager.

Ranger, located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201, was founded in October, 2002 and is an investment advisor controlled by Ranger Investment Group, L.L.C. (the “General Partner”) and the General Partner’s ultimate managing member, Ranger Capital Group Holdings, L.P. (“Ranger Holdings”). As of September 30, 2008, Ranger had assets under management of approximately $875 million.

Ranger Officers and General Partner

Information about the General Partner, Chief Operating Officer and control persons of Ranger is set forth below. The address of each of them is c/o Ranger Investment Management, L.P., 300 Crescent Court, Suite 1100, Dallas, Texas 75201. Ranger Holdings is: a limited partner of Ranger; owns a controlling interest in the General Partner, and; is controlled by Ranger Capital Group, L.L.C. (“Ranger Capital”), its general partner. Jason Christopher Elliot is the manager of and owns a controlling interest in Ranger Capital and is a limited partner of and owns a controlling interest in Ranger Holdings.

Name of General Partner, Chief Executive Officer and other Control Persons	Principal Occupation(s)
Ranger Investment Group, L.L.C.	General Partner
K. Scott Canon	Chief Executive Officer and President
Joseph Whitaker Thompson, III	Chief Operating Officer and Chief Financial Officer
W. Conrad Doenges	Portfolio Manager

Portfolio Manager

Ranger has managed a portion of the Fund since September 2008. W. Conrad Doenges is primarily responsible for the day-to-day management of the portion of the Fund managed by Ranger. Mr. Doenges has been a portfolio manager with Ranger since 2004 and has over twenty years of experience in the investment management industry. Prior to joining Ranger, Mr. Doenges was a Partner, Managing Director and Co-Chief Investment Officer at John McStay Investment Counsel from 1998-2004.

Ranger Investment Philosophy

Ranger manages growth-oriented domestic equities portfolios and accounts with the objective of capturing and compounding the returns available in the small and mid capitalization sectors while managing risk to preserve capital. Ranger’s investment team (the “Ranger Investment Team”) utilizes a disciplined, consistent approach to both security selection and risk management. The Ranger Investment Team employs an intensive bottom-up, fundamental research process to identify companies exhibiting steady or accelerating sales and earnings growth, a high degree of recurring revenue, solid balance sheets, strong cash flows, conservative accounting practices, and seasoned management with high corporate integrity. Portfolio controls include position and sector diversification collars as well time-tested proprietary sell disciplines.

Ranger currently acts as a subadvisor with respect to the following other mutual funds with a similar investment objective to that of the Fund.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of September 30, 2008	Fee	Fee Waivers and Reimbursements
Wilshire Small Company Growth Fund	The Wilshire Small Company Growth Fund invests substantially all its assets in companies with smaller market capitalizations – between approximately $165 million and $1.9 billion.	$13.48 million	Management Fee: 0.85% 12b-1 Fees: up to 0.25%	Wilshire has voluntarily agreed to limit the Fund’s annual Operating Expenses to 1.50%.

Russell U.S. Small & Mid Cap Fund	The Russell U.S. Small & Mid Cap Fund seeks to provide long-term capital growth by blending exposure to multiple managers using small and mid cap growth and value styles.	$1.7 billion	Advisory Fee: 0.70% 12b-1 Fees: vary by class, between 0% and 0.75%	None

Russell LifePoints Growth Strategy Fund	The Russell LifePoints Growth Strategy Fund is a broadly diversified fund of funds, investing in a combination of underlying funds consisting of approximately 80% stocks (U.S. and non-U.S.) and 20% bonds.	$3.4 billion	Advisory Fee: 0.20% 12b-1 Fees: vary by class, between 0% and 0.75%	Russell has voluntarily agreed to limit the Fund’s annual Operating Expenses to the higher of (i) 1.09%, and (ii) the aggregate fees and expenses of the underlying funds.

Russell LifePoints Equity Growth Strategy Fund	The Russell LifePoints Equity Growth Strategy Fund is a broadly diversified fund of funds, investing in a combination of underlying funds consisting of 100% stocks in both U.S. and non-U.S. markets.	$1.7 billion	Advisory Fee: 0.20% 12b-1 Fees: vary by class, between 0% and 0.75%	Russell has voluntarily agreed to limit the Fund’s annual Operating Expenses to the higher of (i) 1.16%, and (ii) the aggregate fees and expenses of the underlying funds.

B. Information about MDT

The following is a description of MDT, which is based solely on information provided by MDT. MDT is not affiliated with the Manager.

MDT, located at 125 High Street, 21st Floor, Boston, Massachusetts 02110, was founded in 1988. MDT is an indirect subsidiary of and controlled by Federated Investors, Inc. (“Federated”), an international investment management firm. As of September 30, 2008, MDT had assets under management of approximately $7.3 billion.

MDT Officers and Managers

Information about the sole member, chief executive officer, managers and control persons of MDT is set forth below. The address of each of them is c/o Federated MDTA LLC, 125 High Street, 21st Floor, Boston, Massachusetts 02110. Federated owns more than 75% of the outstanding securities of, and a controlling interest in, FII Holdings, Inc., who in turn owns a majority and controlling interest in Federated MDTA Trust (“MDTA Trust”). MDTA Trust serves as a member of and directly owns a controlling interest in MDT.

Name of Member, Principal Executive Officer and Managers	Principal Occupation(s)
Federated MDTA Trust	Member
John B. Fisher	President, Chief Executive Officer and Board of Directors
J. Christopher Donahue	Chairman, Director
Thomas R. Donahue	Director

Portfolio Managers

MDT has managed a portion of the Fund since September 2008. Daniel J. Mahr, CFA and David M. Goldsmith, Ph.D. are the lead portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by MDT. Mr. Mahr and Mr. Goldsmith are assisted by Frederick L. Konopka, CFA, Brian M. Greenberg and Douglas K. Thunen, each of whom also serves as a portfolio manager for the Fund. In managing their portion of the Fund, the portfolio managers employ the Optimum Q Process computer model, a proprietary, quantitative computer model that drives investment selection and is designed, developed, enhanced and implemented by the portfolio managers (the “MDT Investment Team”). Daniel J. Mahr joined the MDT Investment Team in 2002. He is responsible for managing the MDT Investment Team as it relates to the ongoing design, development, periodic enhancement and implementation of the Optimum Q Process. Mr. Mahr received his A.B. in Computer Science from Harvard College and his S.M. in Computer Science from Harvard University. David M. Goldsmith joined the MDT Investment Team in 1990. Dr. Goldsmith received an A.B., Summa Cum Laude, in Economics from Princeton University and a Ph.D. in Economics with a concentration in Finance from Harvard University. Dr. Goldsmith functions as a transitional manager of the MDT Investment Team in anticipation of his retirement on December 31, 2008. Frederick L. Konopka joined the MDT Investment Team in 1997. As a Group Leader, he is responsible for ongoing evaluation and improvement of the research processes and software development for the Optimum Q Process focused on trading impact evaluation and implementation. Mr. Konopka received his A.B. in Mathematics from Dartmouth College and his M.S., with a Concentration in Information Technology and Finance, from MIT Sloan School of Management. Brian M. Greenberg joined the MDT Investment Team in 2004. As a Group Leader, he is jointly responsible for ongoing evaluation and periodic enhancement of the research processes and software development for the Optimum Q Process, including design and code reviews. Prior to joining MDT and the MDT Investment Team, he received his A.B. in Computer Science from Harvard College and his S.M. in Computer Science from Harvard University. Douglas K. Thunen joined the MDT Investment Team in 2004. As a Group Leader, he is jointly responsible for the ongoing evaluation and periodic enhancement of research processes and software development for the Optimum Q Process, including design and code reviews. Prior to joining MDT and the MDT Investment Team, he earned his B.A., Magna Cum Laude, in Computer Science from Williams College and his M.Eng. in Computer Science from Princeton University.

Investment Philosophy

The philosophy of the MDT Small Cap Growth strategy is to seek superior risk-adjusted performance (alpha) using bottom-up stock selection with a disciplined quantitative process. The process selects stocks based on fundamental variables, controls risk through diversification constraints and controls turnover by taking into account the impact of trading costs.

MDT currently acts as an investment advisor or subadvisor with respect to the following other mutual funds with a similar investment objective to that of the Fund.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of September 30, 2008	Fee	Fee Waivers and Reimbursements
Federated MDT Small Cap Growth Fund	Small Cap Growth	$99,077,014	Advisory Fee: 1.15% of the Fund’s average daily net assets.	Under the investment advisory contract, which is subject to annual review by the fund’s Board, the adviser is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive, and/or reimburse operating expenses (excluding interest, taxes, and brokerage commissions), in order to limit the annual operating expenses for the fund’s Class A shares to not more than 2.05% of its daily net assets and for the fund’s Class C shares to not more than 2.80% of its daily net assets. This commitment will expire on December 8, 2008.

AST Federated Aggressive Growth Portfolio (MDT Sleeve)	Small Cap Growth	$108,528,756

0.50% of average daily net assets to $100 million; 0.45% of average daily net assets over $100 million but not exceeding $400 million;

0.40% of average daily net assets over $400 million but not exceeding $900 million; and 0.35% of average daily net assets over $900 million.

				None, per subadvisory agreement.

RiverSource Partners Small Cap Growth Fund	Small Cap Growth	$47,924,491	0.60% on the first $75 million; 0.55% on the next $50 million; and 0.50% over $125 million.	None (as defined by subadvisory agreement).

III. Board of Trustees’ Recommendation

At a meeting held on September 11-12, 2008, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously voted to approve the appointment of Ranger and MDT as Subadvisors to the Fund. The Trustees were separately represented by independent counsel in their consideration of each Subadvisory Agreement. In considering the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund and each Subadvisor, including information regarding the nature, extent and quality of services to be provided by the Subadvisors under their respective agreements. The Trustees also took into account performance and fee and expense information regarding each Subadvisor. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

In considering the nature, extent and quality of the services to be provided by each Subadvisor under its respective Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by each Subadvisor to the Fund; (b) the qualifications and experience of each Subadvisor’s personnel; and (c) each Subadvisor’s compliance programs. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement and noted that, as of September 30, 2008, Ranger and MDT managed approximately $875 million and $7.3 billion in assets, respectively.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used by each Subadvisor in managing its portion of the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for the Fund. The Trustees noted that, with respect to the portion of the Fund managed by Ranger, Ranger employs one portfolio manager with primary responsibility for managing the Fund’s portfolio, who has been with Ranger since 2004 and has over twenty years of experience in the investment management industry. The Trustees further noted that Ranger employs a five member investment team who assists the portfolio manager in managing the portfolio’s Small-Cap Growth Equity strategy. The Trustees noted that, with respect to the portion of the Fund managed by MDT, MDT employs two lead portfolio managers who are assisted by a team of three portfolio managers, and that MDT’s team of portfolio managers utilizes a proprietary, quantitative computer model that drives investment selection and is designed, developed, enhanced and implemented by the portfolio managers. The Trustees further noted that MDT’s lead portfolio managers have a combined tenure at MDT of approximately twenty-four years, and the three portfolio managers who assist the lead portfolio managers have a combined tenure at MDT of approximately nineteen years.

The Trustees reviewed information related to the prior investment performance of each Subadvisor in managing client accounts with similar investment objectives and strategies to those of the Fund. In review of this performance, the Trustees noted that the performance of the composite investment portfolio managed by Ranger in their Small-Cap Growth Equity strategy was above the performance of the Russell 2000® Growth Index for various periods; and the performance of the composite investment portfolio managed by MDT in their Small-Cap Growth strategy was above the performance of the Russell 2000® Growth Index for various periods. The Trustees concluded that these performance records supported the approval of the Subadvisory Agreements.

In considering the reasonableness of the subadvisory fee payable by the Manager to each Subadvisor, the Trustees reviewed information provided by each Subadvisor regarding the cost to each Subadvisor of providing subadvisory services to the Fund and the resulting profitability from such relationship. The Trustees relied on the ability of the Manager to negotiate the terms of each Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Manager is not affiliated with the Subadvisors. The Trustees noted that the investment management fee paid to the Manager by the Fund and the subadvisory fees paid to the Subadvisors will remain unchanged as a result of the addition of Ranger and MDT as Subadvisors to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Manager out of its advisory fee. Accordingly, the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the size of the Fund, the Trustees concluded that the effect of any economies of scale being realized by each Subadvisor was not a material factor in the Trustees’ deliberations at the time.

After consideration of the foregoing, the Trustees reached the following conclusions regarding the Subadvisory Agreements, in addition to those conclusions discussed above: (a) each Subadvisor demonstrated that it possesses the capability and resources to perform the duties required of it under the applicable Subadvisory Agreement; (b) each Subadvisor’s investment strategy is appropriate for pursuing the Fund’s investment objectives; (c) each Subadvisor is reasonably likely to execute its investment strategy consistently over time; and (d) each Subadvisor maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on September 11-12, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Subadvisory Agreements with each Subadvisor.

IV. Additional Information

The Manager serves as investment manager and administrator of the Trust. The Manager is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”). Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Manager, serves as distributor of the Fund. The Manager and MDI are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

Financial Information

The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by writing to Managers Investment Group LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854, by calling (800) 835-3879, or by accessing our website at www.managersinvest.com.

Beneficial Owners and Management Ownership

As of November 11, 2008, no persons or entities owned beneficially and/or of record more than 5% of the outstanding shares of the Fund.

As of November 11, 2008, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

December 1, 2008

By Order of the Trustees,

/s/ Christine C. Carsman
CHRISTINE C. CARSMAN
Secretary

EXHIBIT A

FORM OF SUBADVISORY AGREEMENT

Attention:

Re:	Subadvisory Agreement

The Managers Special Equity Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended, (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Ranger Investment Management, L.P. (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c) The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d) The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on September 12, 2008 and shall continue in effect until June 30, 2010. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

MANAGERS INVESTMENT GROUP LLC

BY:

DATE:

Accepted: Ranger Investment Management, L.P.

BY:

DATE:

Acknowledged: THE MANAGERS FUNDS

BY:

DATE:

SCHEDULES:             A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.50% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

EXHIBIT B

FORM OF SUBADVISORY AGREEMENT

Attention:

Re:	Subadvisory Agreement

The Managers Special Equity Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Federated MDTA LLC (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”).

The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c) The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect; provided, that Manager hereby acknowledges that the Subadvisor shall not responsible for pricing securities in the Fund Account.

(d) The Subadvisor agrees with respect to the Fund Account to maintain adequate compliance procedures that it believes are reasonably designed to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor’s primary responsibility shall be to seek to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) To the extent required by applicable law or that Subadvisor would be prohibited from acting in its capacity as subadviser to the Fund, the Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) and (ii) shall be given immediately. The Subadvisor has provided the information about itself set forth in the Prospectus and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Confidentiality. The Manager will consider all reports, opinions, analytical surveys, financial statements, or other documents or information (“Subadvisor Confidential Information”) provided by Subadvisor in connection with its services and this Agreement as confidential. All Subadvisor Confidential Information is intended only for the Manager’s information and for the sole use of Manager and the Fund. The Manager expressly agrees that it will not use for any non-permitted purpose, or share with any third parties, such Subadvisor Information. The provisions of this Section 7 shall survive termination of this Agreement.

8. Standard of Care; Limitation on Liability. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund Account, the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement. Notwithstanding anything in this Agreement, in the event the Manager or the Fund changes, modifies or amends any of the Fund’s governing documents, investment objectives, policies or restrictions or other internal operational policies and procedures of the Fund or the Manager which affect the Subadvisor’s services hereunder, Subadvisor shall have no liability under this Agreement for failure to comply with any such change, modification or amendment for which Subadvisor does not have actual knowledge.

9. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

10. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

11. Effective Date; Term. This Agreement shall become effective on September 15, 2008 and shall continue in effect until June 30, 2010. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

12. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Subadvisor:
MDT Advisers 125 High Street Boston, MA 02110 Attn: John C. Duane (617) 235-7150 (Phone) (617) 235-6479 (Fax)

If to the Manager:
Managers Investment Group LLC 800 Connecticut Avenue Norwalk, CT 06854 Attn: Chief Compliance Officer (800) 835-3879 (Phone)

15. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of New York.

MANAGERS INVESTMENT GROUP LLC

BY:

DATE:

Accepted:

BY:

DATE:

Acknowledged: THE MANAGERS FUNDS

BY:

DATE:

SCHEDULES:             A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of fifty (50) basis points of the average net assets in the Fund Account during the quarter, such fee to be paid by the Manager to Subadvisor within ten (10) business days after receipt of an invoice from the Subadvisor. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

B-7